EEI Financial Conference November 13 - 15, 2022 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on DTE Vantage’s operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, including climate change, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth goals; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

3 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

Significant utility investment improves reliability and provides cleaner generation, while maintaining affordability 1. Definition of net zero included in the appendix 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 4 ✓ Customer-focused capital investments support clean energy transition and building the grid of the future — Recently filed IRP outlines generation transformation to achieve carbon reduction of 85% in 2035, 90% by 2040 and net zero1 by 2050 — Modernizing aging infrastructure for resiliency and reliability to prepare for increasing climate extremes and load growth from electric vehicle adoption ✓ Continued focus on customer affordability throughout the long-term plan — Inflation Reduction Act (IRA) supports clean energy investments through enhanced customer affordability — Distinctive culture of managing costs supports customer affordability — Transition to renewables and natural gas provides O&M and fuel savings ✓ Utility investment and affordability commitment support long-term growth — Increasing 5-year utility capital investment by $3.5 billion over previous plan — Providing 2023 operating EPS2 early outlook that delivers 7% growth from original 2022 guidance midpoint — Increasing long-term operating EPS growth rate target from 5% - 7% to 6% - 8% — Raising 2023 dividend 7.6%; 14th consecutive annual increase Operating EPS guidance midpoint $5.84 $6.25 2022 original guidance 2023 early outlook

Fully engaged team committed to delivering best-in-class results for our customers, communities and investors 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 9/30/2022 5 Best-in-class engagement, health and safety of our employees • Employee engagement: Continue to achieve top decile as measured by Gallup • Safety and well being: Deliver top decile performance Addressing our customers’ most vital needs • Filed IRP in early November, outlining our path to cleaner, reliable, affordable energy generation • Accelerating investments in our grid; on journey to best-in-class performance Supporting our communities • Continue to be a catalyst for economic development and prosperity in the communities where we live and serve • Accelerating decarbonization while maintaining reliability and affordability Delivering premium shareholder returns • Continue delivering strong performance and premium growth • Increasing long-term operating EPS1 growth rate target from 5% - 7% to 6% - 8% 6% 216% 404% Total shareholder return2 1-year 10-year 15-year S&P 500 Utilities DTE

Executing on significant customer-focused capital investment plan while maintaining affordability Note: Gas infrastructure photo courtesy of Burns & McDonnell 6 Investing in customer-focused initiatives… …while maintaining affordability ✓ Distinctive continuous improvement culture drives cost management ✓ Shift from coal to renewables and natural gas drives fuel and O&M cost reductions ✓ Diversified energy mix maintains flexibility to adapt to future technology advancements ✓ IRA supports transition to cleaner energy while supporting customer affordability goals and further enhancing DTE Vantage opportunities Modernizing electric grid Preparing for impacts of increased extreme weather events and increased demand from vehicle electrification Renewing gas infrastructure Continuing gas main renewal for reducing greenhouse gas emissions and maintaining long- term safety and reliability Transitioning to cleaner generation Shifting generation from coal to renewables supported by cleaner natural gas and storage

Distinctive continuous improvement culture drives strong track record of managing cost and affordability 71. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding fuel and purchase power from electric O&M and production expense from gas O&M Average annual percentage change in utility O&M1 costs 2008 - 2021 DTE utilities Peer average ~3% 1% Distinctive continuous improvement embedded in our culture • All 10,000+ employees engaged in continuous improvement and productivity efforts drive cost management Process automation • Shifting repeatable and repetitive process steps to automated software routines allowing employees to shift to higher-level work Digital solutions • Improving scheduling to optimize crew productivity and efficiency Clean generation • Transitioning from coal to natural gas and renewables drives O&M reductions • Diversifying energy mix maintains flexibility to adapt to future technology advancements and reduces fuel costs • IRP reduces cost of our clean energy transition by $1.4 billion from previous plan

IRA supports cleaner energy transition and customer affordability 8 Supports accelerated clean energy transition and customer affordability • Wind and solar production tax credit • Production tax credit for existing nuclear generation • Investment tax credit for RNG and energy storage • Increased tax credit for carbon capture and sequestration Eliminates need for tax equity structures • Transferability of tax credits No material impact to our plan from corporate minimum tax • Accelerated depreciation • Tax credit carryforwards

Operating in a constructive regulatory environment 9 • Empower customers to make informed utility choices • Assure safe, secure and reliable utility services and infrastructure • Assure accessible and affordable utility services through regulatory oversight • Cultivate open and diverse communication and education MPSC key objectives align with DTE’s Dan Scripps Chair Katherine Peretick Commissioner Tremaine Phillips Commissioner Michigan Public Service Commission (MPSC)

10 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

$15 $18 $3.1 $3.6 2022 - 2026 prior plan 2023 - 2027 current plan $18.1 Increased customer-focused utility investment in 5-year plan supports 6% - 8% operating EPS1 growth through 2027 11 DTE Gas DTE Electric ~$23 billion DTE Electric DTE Gas DTE Vantage $18 $3.6 $1.0 - $1.5 95% of 5-year investment plan at utilities 2023 - 2027 $21.6 (billions) Utility capital investment increased in 5-year plan by $3.5 billion 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Transformational investments in generation and distribution provide customers cleaner, more reliable energy 12 Focusing on infrastructure renewal and continuing transition to cleaner generation • Building the grid of the future to ensure best-in-class performance with increased extreme weather events and expected demand growth from vehicle electrification • Investing in significant clean generation driven by accelerating voluntary renewables and cessation of coal use • Accelerating the modernization of the gas transmission system 5-year plan 10-year plan $45 $21.6 Utility capital investment (billions) DTE Gas DTE Electric

IRP prioritizes electric reliability with a focus on decarbonization and affordability ✓ Supporting the Michigan economy and tax base with power generated in Michigan — Investing $9 billion over the next 10 years into Michigan’s economy supporting more than 25,000 jobs ✓ Comprehensive plan meets electricity needs of our customers ✓ Reduces cost of our clean energy transition by $1.4 billion from previous plan ✓ Generation transformation achieves carbon reduction1 of 85% in 2035, 90% by 2040 and net zero by 2050 — Considers planning objectives and stakeholder feedback — Plans for a reliable exit of coal — Manages undepreciated plant balances — Benefits customers, stakeholders and the environment 131. CO2 reduction from 2005 base 2028 2035 2040 2050 CO2 emission reduction goals 65% 85% 90% Net zero

IRP accelerates transition to cleaner energy future while ensuring reliability 1. Year-end generation mix represents one potential pathway and is subject to change 14 77% 45% 32% 17% 19% 20% 21% 14% 12% 2% 19% 24% 28% 29% 20% 1% 14% 21% 31% 51% 62% 3% 3% 3% 5% 6% 6% 2005 2023 2027 2029 2036 2042 Coal Nuclear Natural gas Renewables Storage Generation mix1 (MWh %) Material acceleration of 4,100 MW of coal plant retirements • Belle River one unit in 2025, remaining unit in 2026 • Monroe two units in 2028, remaining two units in 2035 Significant renewables development • 5,400 MW in 2023 - 2032 • 10,000 MW in 2033 - 2042 Ensuring 24/7 reliability • Convert Belle River to 1,300 MW natural gas peaking resource in 2025 - 2026 • Identifying dispatchable resources to replace Monroe units, including as a placeholder, a 950 MW natural gas plant with carbon capture and sequestration in 2035 • 1,810 MW of battery storage; 760 MW by 2032 and 1,050 MW by 2042 • Demand response programs help shift customer energy use during high demand periods resulting in lower energy costs • ~1.5% average annual energy waste reduction 15%

Load growth from electrification and aspiration for top quartile reliability drive grid investments over the next 10 years 1. Power availability = 1 – (average customer outage minutes excluding major event days / yearly minutes) 2. Not including underlying macroeconomic conditions including energy efficiency programs 15 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2020 2025 2030 2035 2040 DTE Electric power availability1 DTE Electric load from vehicle electrification2 (GWh) 99.97% 99.96% 99.97% 99.96% 99.97% 99.97% 99.97% 2016 2017 2018 2019 2020 2021 2022 Top quartile 99.98% Focusing on industry leading availability while preparing for increased extreme weather events and load growth from electric vehicle adoption

DTE Electric: transformational investments in generation and distribution provide customers cleaner, more reliable energy

5-year cleaner generation plan

- Accelerating decarbonization goals while ensuring reliability and affordability for our customers
  - 800 MW IRP solar
  - 2,400 MW voluntary renewables; 1,600 MW subscribed
  - 1,300 MW natural gas peaking resource
  - 240 MW battery storage

Distribution infrastructure renewal

- Modernizing grid to support electrification, changing customer needs and increased extreme weather events
- Reliability investment focus
  - Vegetation management
  - Infrastructure resilience and hardening
  - Infrastructure redesign, modernization and circuit rebuilds
  - Technology and automation



DTE Electric investment
(billions)
$15
$3
$8
$4
20%
$18
$5
$9
$4
Cleaner generation
Distribution infrastructure
Base infrastructure
2022 - 2026 prior plan
2023 - 2027 current plan

DTE

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$1.6 $1.6 $1.5 $2.0 2022 - 2026 prior plan 2023 - 2027 current plan DTE Gas investment (billions) DTE Gas: replacing aging infrastructure to transition to net zero emissions 17 Main renewal Base infrastructure Capital investment opportunities focus on infrastructure improvements and decarbonization • Main renewal investments minimize leaks and reduce costs • Base infrastructure enhances transmission, compression, distribution and storage • Committed to reduce greenhouse gas emissions by 65% by 2030, 80% by 2040 and net zero by 2050 • Reducing end use customer emissions by 35% by 2040 • CleanVision Natural Gas Balance program allows customers to lower their emissions footprint with both carbon offsets and RNG $3.1 $3.6

DTE Vantage: strategic focus on decarbonization solutions for customers

Continued progress in 2022

- Placed two new projects into service

Positioned for continued growth

- Targeting operating earnings growth of ~$15 million annually with $1.0 - $1.5 billion capital investment 2023 - 2027
- Growth driven by strong development pipeline in renewable energy/RNG and custom energy solutions while expanding into carbon capture and sequestration
  - IRA enhances opportunities in decarbonization
  - Strong market growth supported by the federal Renewable Fuel Standard and California's Low Carbon Fuel Standard; future demand from additional states pursuing low carbon fuel standards
  - Uniquely positioned to capitalize on a growing preference for cleaner, more efficient energy

DTE Vantage operating earnings[1]
(millions)



Other
RNG/renewables[2]
Custom energy solutions[3]
$90 - $95
$115 - $125
$175 - $185
2022 guidance
2023 early outlook
2027E

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Renewables includes wood and landfill gas facilities and new decarbonization opportunities
3. Industrial energy services platform is renamed Custom energy solutions

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19 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

2022 original guidance 2022 current guidance DTE Electric $915 - $929 $927 - $937 DTE Gas 227 - 237 237 - 241 DTE Vantage 85 - 95 90 - 95 Energy Trading 15 - 25 20 - 35 Corporate & Other (127) - (117) (120) - (115) DTE Energy $1,115 - $1,169 $1,154 - $1,193 Operating EPS $5.70 - $5.97 $5.90 - $6.10 Strong performance provides confidence to achieve previously increased 2022 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 20

2023 operating EPS1 early outlook midpoint provides 7% growth over 2022 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 21 2023 early outlook DTE Electric $1,010 - $1,030 DTE Gas 262 - 272 DTE Vantage 115 - 125 Energy Trading 20 - 30 Corporate & Other (150) - (136) DTE Energy $1,257 - $1,321 Operating EPS $6.09 - $6.40

Maintaining strong cash flow, balance sheet and credit profile

Continued balance sheet strength...

- Targeting equity issuances of $0 - $100 million annually through 2025
- Completed successful remarketing of $1.3 billion of senior notes associated with convertible equity units
- Retired $1.25 billion of parent debt with proceeds from the equity conversion
- Maintaining solid investment-grade credit ratings
  - Targeting 15% - 16% FFO[1] / Debt[2]

Credit ratings	S&P	Moody's	Fitch
DTE Energy (unsecured)	BBB	Baa2	BBB
DTE Electric (secured)	A	Aa3	A+
DTE Gas (secured)	A	A1	A

...while providing a healthy dividend

- Increasing 2023 annualized dividend 7.6% to $3.81 per share
- Over 100 consecutive years of paying a cash dividend and 14th consecutive annual increase
- Future dividend growth[3] in line with operating EPS[4] growth



Average annual dividend increase
5.5%
7.1%
7.6%
2010 - 2016
2017 - 2022
2023
Operating EPS growth target
5% - 6%
5% - 7%
6% - 8%

1. Funds from Operations (FFO) is calculated using operating earnings
2. Debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes as equity
3. Subject to Board approval
4. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix; 2023-2027 operating EPS average annual growth rate forecasted at 6% - 8%

DTE 22

23 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

24 Environment • Transitioning towards net zero emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well being and success of employees • Revitalizing neighborhoods and investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry

MIGreenPower program continues significant growth 25 700 business customers 70,000 residential customers 2,100 MW subscribed • Allows customers to purchase up to 100% of electricity needs generated from renewable sources • One of the largest voluntary renewable programs in the nation • Largest renewable energy purchase from a utility announced with Ford Motor Company − 650 MW project to be completed in 2025 Voluntary renewable customers

Natural Gas Balance program reducing GHG emissions 1. Reduction from 2005 base • Offering an affordable way to offset 25% to 100% of customers’ GHG emissions from an average home’s natural gas use • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases • Partnering with suppliers and customers across the natural gas chain • Partnered with Anew, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception 9,600 customers subscribed 6.1 million metric tons of GHG1 reduced by 2050 26

Progressing on EV initiatives Charging Forward Program • Promoting EV education, infrastructure and adoption • Offering residential charger rebates, infrastructure incentives and fleet advisory services Program-to-date major milestones • 1,100 public chargers approved • 130 direct current fast charger rebates approved • 12 electric bus deployments with the local regional transit agencies • 6 electric school bus deployments • Received regulatory approval for eFleets program 2019 program inception 500,000+ gallons of gasoline saved 2,000+ residential rebates 27

Committed to diversity, equity and inclusion; creating a safe and welcoming environment 28 Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Received American Gas Association Safety Achievement Award for excellence in employee safety Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce • Annual review of compensation practices to ensure equitable pay • Formal training programs, including unconscious bias training, for employees and leaders Differently-abled group Latinx professionals group Young professionals group LGBTQ+ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group Employee resource groups promote a safe and welcoming environment and offer professional development, networking, mentoring and support

$2.2b invested in Michigan businesses in 2021 54,000 jobs created since 2010 $820m invested with Detroit suppliers in 2021 $715m invested with suppliers owned by women, minorities, veterans, members of the LGBTQ+ community and disability-owned businesses in 2021 40+ supplier diversity awards earned since 2018 Building on the momentum of the last decade, committed to Michigan investments and supplier diversity 29 $10 $17 $97 $46 $103 $222 2021 Michigan spend (millions)

Gallup Great Workplace Award 10 consecutive years Ambassadors Championing Excellence Award for commitment to supporting minority businesses Overall excellence in diversity Veteran friendly employer America’s Most Responsible Companies 2021 Award-winning commitment to being a top ESG employer in the country 30 Corporate citizenship awards Inclusion of women- owned businesses in supply chains Top supplier diversity program Top employer/ Top supplier diversity program Top supplier diversity program Superior corporate citizenship and community involvement Supplier diversity awards

Governance framework provides shareholder rights and enables sustainable value creation 31 Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Environmental, Social, Governance and Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 10 1 91% independent 4 7 36% gender or ethnically diverse 10 years average tenure <4 years 4 - 11 years >11 years 67 years average age 60 - 64 65 - 69 >70<60

Performance-based compensation elements Annual incentive metrics Long-term metrics Our team • Employee engagement • Employee safety Our customers • Customer satisfaction • Customer complaints • System reliability Our communities • Customer satisfaction • Customer complaints • System reliability Our shareholders • EPS • Cash flow • Relative TSR • Balance sheet health Executive management compensation plan is aligned with our stakeholder priorities 32

33 Overview Business Update Financial Update Environmental, Social & Governance (ESG) Appendix

2022 cash flow and capital expenditures guidance 34 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Cash from operations guidance revised primarily due to timing of PSCR and GCR rate recovery 3. Convertible equity units related to the 2019 midstream acquisition Previous guidance Revised guidance Cash from operations1,2 $2.6 $2.1 Capital expenditures (3.7) (3.5) Free cash flow ($1.1) ($1.4) Dividends (0.7) (0.7) Other (0.1) (0.1) Net cash ($1.9) ($2.2) Debt financing Issuances $3.5 $3.8 Redemptions (2.9) (2.9) Total debt financing $0.6 $0.9 Equity financing3 $1.3 $1.3 Total financing $1.9 $2.2 Previous guidance Revised guidance DTE Electric Base infrastructure $1,170 $1,060 New generation 210 170 Distribution infrastructure 1,305 1,350 $2,685 $2,580 DTE Gas Base infrastructure $355 $360 Main renewal 315 325 $670 $685 Non-utility $300 - $400 $200 - $300 Total $3,655 - $3,755 $3,465 - $3,565

Reconciliation of reported to operating earnings (non-GAAP) 35 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Collective efforts to reduce the carbon emissions of DTE Energy's utility operations and gas suppliers to DTE Gas, as well as efforts to offset an amount equivalent to any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.